SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): March 23, 2004

                           OMEGA FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its charter)

        Pennsylvania                    0-13599                  25-1420888
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(State or other jurisdiction   (Commission File Number)      (I.R.S. Employee
     of incorporation)                                    Identification Number)

                                366 Walker Drive
                             State College, PA 16801
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (814) 231-7680

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                                    Form 8-K

Item 7. Financial Statements and Exhibits

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits.

            99.1  Press Release, dated March 23, 2004

Item 9. Regulation FD Disclosure (Information provided under Item 12 - Results of Operations and Financial Condition.)

      On March 23, 2004, Omega Financial Corporation issued a press release reporting a share repurchase program approved by the Board of Directors. A copy of the Press Release is being furnished as Exhibit 99.1 to this report and is incorporated into this report by reference.

      Item 12 of Form 8-K, "Results of Operations and Financial Condition," requires the Company to furnish the Press Release to the Securities and Exchange Commission. In accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216, Omega Financial Corporation is furnishing the Press Release required by Item 12 under Item 9 of this report.

      The information being furnished under Item 9 of this report shall not be considered "filed" for purposes of the Securities Exchange Act of 1934, as amended.

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Signatures:

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2004

                                          Omega Financial Corporation

                                          By: /s/ David B. Lee
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                                              Name: David B. Lee
                                              Title: Chairman, President and CEO